UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 16, 2016

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.

On February 16, 2016, Invacare Corporation (the “Company”) entered into a First Amendment to Amended and Restated Revolving Credit and Security Agreement (the “Credit Agreement Amendment”), which amends the Amended and Restated Revolving Credit and Security Agreement (the “Credit Agreement”), dated as of September 30, 2015, by and among the Company, certain of the Company’s direct and indirect domestic, Canadian and European subsidiaries, the lenders party thereto, PNC Bank, National Association, as the administrative agent, and J.P. Morgan Europe Limited, as the European agent.
The Credit Agreement Amendment provides for, among other things:

•	the amendment of the negative covenant regarding indebtedness to permit the issuance of the notes described under Item 7.01 of this Current Report on Form 8-K;

•	the amendment of various negative covenants to permit the convertible bond hedge and warrant transactions to be entered into by the Company in connection with the issuance of the notes;

•
the amendment of the mandatory prepayment provision to eliminate the prepayment requirement that would otherwise be required upon the receipt of proceeds from the issuance of the notes and the sale of the warrants and the negative covenant regarding dividends to permit the issuance of certain equity interests, payment of interest on the notes and certain payments to be made upon conversion of the notes, as well as upon the exercise, settlement or termination of the convertible bond hedge and warrant transactions, so long as the Company is not, and would not after giving pro-forma effect to any such transaction be, in default under the Credit Agreement and has had undrawn availability equal to at least 20% of the maximum revolving advance amount under its North American-based credit facility (which maximum amount is currently $100 million) for the 30 consecutive days ending as of the date of the most recent North American borrowing base certificate delivered by the Company under the Credit Agreement;

•
the amendment of the negative covenant regarding dividends to permit the repurchase by the Company of up to $5 million of its common shares, including any such shares that may be repurchased in connection with the issuance of the notes so long as the Company is not, and would not after giving pro-forma effect to any such repurchase be, in default under the Credit Agreement and has had undrawn availability equal to at least 20% of the maximum revolving advance amount under its North American-based credit facility (which maximum amount is currently $100 million) for the 30 consecutive days ending as of the date of the most recent North American borrowing base certificate delivered by the Company under the Credit Agreement;

•	the amendment of the negative covenant regarding capital expenditures to increase the aggregate amount of permitted expenditures from $20 million to $35 million;

•	the amendment of the negative covenant regarding investments to permit certain qualifying acquisitions for total aggregate consideration of up to $30 million;

•
the amendment of the negative covenant regarding sales of assets to increase the aggregate amount of permitted dispositions from $20 million to $25 million (calculated as of the date of the Credit Agreement Amendment), so long as the Company is not, and would not after giving pro-forma effect to any such disposition be, in default under the Credit Agreement and has had undrawn availability equal to at least 20% of the maximum revolving advance amount under its North American-based credit facility (which maximum amount is currently $100 million) for the 30 consecutive days ending as of the date of the most recent North American borrowing base certificate delivered by the Company under the Credit Agreement; and

•	the amendment of the availability block (which affects the Company’s borrowing base) by reducing the block from $10,000,000 to $5,000,000, the effect of which is to increase borrowing capacity.

The foregoing description of the Credit Agreement Amendment is a summary and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
Item 7.01.    Regulation FD Disclosure.

On February 16, 2016, the Company issued a press release announcing that it intends to privately offer, subject to market and other conditions, $130 million aggregate principal amount of convertible senior notes due 2021. The Company also expects to grant the initial purchasers of the notes an option to purchase up to an additional $20 million aggregate principal amount of such notes. In connection with the offering of the notes, the Company expects to enter into privately negotiated convertible note hedge and warrant transactions with an affiliate or affiliates of one or more of the initial purchasers. The Company also expects to use a portion of the net proceeds from the offering to repurchase common shares of the Company.
The offering of notes is not being registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States except in transactions exempt from, or not subject to, the registration requirements of the Securities Act and any applicable state securities laws.
This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the notes, nor shall there be any offer or sale of notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.    Other Events.

On February 16, 2016, the Company executed a release, acknowledged by Wells Fargo Bank, N.A., as trustee (the “Trustee”), effecting the release as guarantors of all of the Company’s subsidiaries that were guarantors of the Company’s 4.125% Convertible Senior Subordinated Debentures due 2027 (the “Debentures”), issued pursuant to the terms of the Indenture, dated as of February 12, 2007, between the Company and the Trustee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
First Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of February 16, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as administrative agent, and J.P. Morgan Europe Limited, as European agent.

99.1	Press Release, dated February 16, 2016
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: February 16, 2016	By:	/s/ Robert K. Gudbranson
	Name:	Robert K. Gudbranson
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1
First Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of February 16, 2016, by and among the Company, the other borrowers party thereto, the guarantors party thereto, the lenders party thereto, PNC Bank, National Association, as administrative agent, and J.P. Morgan Europe Limited, as European agent.

99.1	Press Release, dated February 16, 2016